EATON VANCE ASIAN SMALL COMPANIES FUND
Supplement to Prospectus dated January 1, 2013 and
Summary Prospectus dated January 1, 2013
as revised May 1, 2013

Effective after the close of business on November 4, 2013, Class B shares of the Fund will no longer be available for exchange.  It is expected that on or about November 8, 2013, the Fund will no longer offer Class B shares.

October 7, 2013